UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 1997
                                                          --------------


                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                     and the SLM Student Loan Trust 1997-1)


   Delaware                 33-95474/333-2502                   23-2815650
---------------             -----------------               -----------------
(State or other             (Commission File                (I.R.S. employer
Jurisdiction of                Numbers)                    Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500

                         Exhibit Index appears on Page 5

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Item 5. Other Events

         On June 26, 1996 or March 12, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated March 12, 1997, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae") and Goldman, Sachs & Co. (the "Underwriter"), on behalf of each of the underwriters named in schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 12, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in schedule 1 thereto; (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

         On March 1 or March 20, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 20, 1997, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Trust Agreement, dated as of March 1, 1997, by and between Sallie Mae Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of March 1, 1997 (the "Indenture"), by and among the SLM Student Loan Trust 1997-1 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of March 20, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement, dated as of March 20, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; and (f) the Servicing Agreement, dated as of March 20, 1997 by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                         Exhibit Index appears on Page 5

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c) Exhibits

             1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated March 12, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

             1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 12, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

             1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

             1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

             4.1 Trust Agreement, dated as of March 1, 1997, by and between SLM Funding and the Eligible Lender Trustee.

             4.2 Indenture, dated as of March 1, 1997, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

             99.1 Purchase Agreement, dated as of March 20, 1997, by and among
                  SLM Funding, the Interim Eligible Lender Trustee and Sallie
                  Mae.

             99.2 Sale Agreement, dated as of March 20, 1997, by and among SLM
                  Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

             99.3 Administration Agreement, dated as of March 20, 1997, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

             99.4 Servicing Agreement, dated as of March 20, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                         Exhibit Index appears on Page 5
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 17, 1997

                                            SLM FUNDING
                                                 CORPORATION

                                            By: /s/ Robert R. Levine
                                                ---------------------------
                                            Name: Robert R. Levine
                                            Title: Chief Financial Officer
                                                    and Director

                         Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT



                                                                   Sequentially
   Exhibit                                                           Numbered
   Number                         Exhibit                              Page
   -------                        -------                          -------------


     1.1 Pricing Agreement relating to Student-Loan Backed Notes, dated March 12, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named on Schedule 1 thereto.

     1.2 Pricing Agreement relating to Student-Loan Backed Certificates, dated March 12, 1997, by and among SLM Funding, Sallie Mae and the
                      Underwriter, on behalf of each of the
                      underwriters named on Schedule 1
                      thereto.

     1.3              Underwriting Agreement relating to
                      Student-Loan Backed Notes, dated June
                      26, 1996, by and among SLM Funding,
                      Sallie Mae and the Underwriter, on
                      behalf of each of the underwriters
                      named on Schedule 1 thereto.

     1.4              Underwriting Agreement relating to
                      Student-Loan Backed Certificates,
                      dated June 26, 1996, by and among SLM
                      Funding, Sallie Mae and the
                      Underwriter, on behalf of each of the
                      underwriters named on Schedule 1
                      thereto.

     4.1              Trust Agreement, dated as of March 1,
                      1997, by and between SLM Funding and
                      the Eligible Lender Trustee.

     4.2              Indenture, dated as of March 1, 1997,
                      by and among the Trust, the Eligible
                      Lender Trustee and the Indenture
                      Trustee.

                         Exhibit Index appears on Page 5

     99.1             Purchase Agreement, dated as of March
                      20, 1997, by and among SLM Funding,
                      the Interim Eligible Lender Trustee
                      and Sallie Mae.

     99.2 Sale Agreement, dated as of March 20, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

     99.3 Administration Agreement, dated as of March 20, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee.

     99.4 Servicing Agreement, dated as of March 20, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                         Exhibit Index appears on Page 5